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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)   October 18, 1995
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                              WMS INDUSTRIES INC.
            (Exact Name of Registrant as Specified in Its Charter)


           Delaware                      1-8300                 36-2814522
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)


                         3401 North California Avenue
                            Chicago, Illinois 60618
              (Address of Principal Executive Offices) (Zip Code)

             Telephone number, including area code   312-961-1000
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Item 5.  Other Events
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  On October 18, 1995, Bally Gaming International, Inc. ("BGII") sent WMS a written notice terminating the Agreement and Plan of Merger dated as of June 21, 1995, as amended, by and between BGII and WMS Industries Inc. (the "Company").

  The Company instituted a lawsuit against BGII in the Supreme Court of the State of New York on October 23, 1995, alleging BGII failed to pay $4.8 million in termination fees and seeking additional damages caused by BGII's termination of its merger agreement with the Company.


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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WMS INDUSTRIES INC.
                                           (Registrant)

November 2, 1995                           By: /s/ Harold H. Bach, Jr.
                                               -------------------------
                                               Harold H. Bach, Jr.
                                                 Vice President-Finance


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